Investor Presentation

NYSE: IDT

Sidoti Small Cap Conference – March 13–14, 2024

Forward-Looking Statements

All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate, “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.

IDT | Businesses Built Around Common Strategic Assets

High-Growth, High-Margin Business Segments

NRS Segment: POS-platform solutions tailored for independent retailers, advertisers & marketers

net2phone Segment: Cloud communications for businesses

Fintech Segment: International cash remittances, banking and neobanking services

Cash Generative Traditional Communications Segment

IDT Digital Payments: Mobile top-up and other digital prepaid offerings

BOSS Revolution: International long-distance calling

IDT global: Wholesale voice and SMS services

IDT STRATEGIC ASSETS

IDT | IDT at a Glance

Newark, NJ Headquarters	**2,000** Employees Globally	**5** Public Company Spinoffs
$1.2 BN TTM Revenue[1]	**$83 MM** TTM Adjusted EBITDA[2]	**$178 MM** Net Cash + Current Investments[3]

Just initiated quarterly dividend of $0.05 per share

The problem is that about 40% of small-cap companies in the Russell 2000 aren't profitable.

The small-cap index is also a little overweight financials and overweight industrials, not terribly fast growers. It is underweight tech.

David Kelly

Chief Global Strategist at JP Morgan Asset Management

High-Growth
High-Margin Businesses

National Retail Solutions (NRS)

Our integrated cloud software and POS-based solutions enable independent retailers to operate more profitably

The NRS platform also offers advertisers and consumer packaged goods marketers unprecedented reach and insight into urban markets


Try these
#1 Selling P&G
National Brands
NRS PAY

NRS | One platform → Multiple Recurring Revenue[4] Streams

$82 Million in Recurring High-Margin Revenue TTM


ADVERTISE WITH US
THOUSANDS
MILLIONS
CALL NOW 1-844-NRS-MEDIA
NRS PAY

Merchant Services
53% of Revenue

- Retailers subscribe to NRS Pay, a payment processing solution for electronic payments including credit and debit cards and EBTs
- Retailers utilize cash advances for working capital

Advertising & Data
36% of Revenue

- Advertisers purchase static and video ad impressions on customer-facing screens
- Data analytic companies, CPGs and distributors purchase transaction data

SaaS Fees
11% of Revenue

- Retailers pay a monthly POS system software subscription fee

New and Emerging

- Differentiated POS formats
- E-commerce solutions

NRS | Recurring Revenue Growth

+30% Recurring Revenue (YoY)



$30
$25
$20
$15
$10
$5
$0
Recurring Revenue (in millions)
2Q23
3Q23
4Q23
1Q24
2Q24
Merchant Services
Advertising & Data
Saas Fees
Quarters of fiscal years ended July 31st

- Recurring revenue growth powered by increases in active terminals and NRS Pay accounts
- Average monthly recurring revenue per terminal[5] reached $285 in 2Q24

NRS | Rapid Network Expansion with Extensive Runway Ahead

The Largest POS Platform Serving Convenience Stores and Bodegas in the USA

- POS network - 28,700 active terminals at ~24,900 independent retail stores[6]
- Early stages of penetration on core TAM of 200,000 independent retailers:
  - C-stores and bodegas
  - Liquor stores
  - Tobacco shops
- Developing differentiated POS solutions for adjacent retail verticals to further expand the TAM:
  - **Kiosk**: Self-ordering and payment
  - **Tablet**: Other small format retailers



Active POS Terminals
+28% YoY
22,400
23,900
25,700
27,200
28,700
2Q23
3Q23
4Q23
1Q24
2Q24
Quarters of fiscal years ended July 31st

NRS | Merchant Services – Featuring ***NRS Pay***

Merchant Services Revenue –

Predominantly Credit Card & Other Electronic Payment Processing



$15
$13
$11
$9
$7
$5
Merchant Services Revenue (in millions)
18
16
14
12
10
NRS Pay accounts (in thousands)
2Q23
3Q23
4Q23
1Q24
2Q24
Merchant Services Revenue
NRS Pay Accounts
Quarters of fiscal years ended July 31st

Robust YoY Expansion Continued in 2Q24



+68% Merchant Services revenue
+45% NRS Pay accounts
+14% Merchant Services ARPU7

NRS | Advertising & Data – Offering Marketers Unparalleled Reach

America's largest independent retailer-hosted advertising and transaction data network

Advertising

- Ads are served on the NRS POS' customer-facing digital screens
- Inventory is sold to advertisers via programmatic platforms and direct sales
- Participates primarily in the fast growing retail media network (RMN) space

Data

- Provides CPG marketers with SKU-level transaction data and analytics for over 1.1 billion transactions annually

Advertising & Data Revenue

6.5x Increase from FY20 to TTM (2024)



Advertising & Data Revenue (in millions)
$4.5
$8.7
$22.3
$30.6
$29.1
2020
2021
2022
2023
Jan. 31 TTM*
Fiscal years ended July 31st

* TTM trends differ from full fiscal year trends in part due to seasonal factors

NRS | SaaS Fee Revenue Growth Driven by Network Expansion


SaaS Fee Revenue
+40% YoY
SaaS Fee Revenue (in millions)
$1.9
$2.1
$2.3
$2.5
$2.7
2Q23
3Q23
4Q23
1Q24
2Q24
Quarters of fiscal years ended July 31st

Retailers pay monthly recurring charges (MRCs) for POS Services

Retailers can select from several feature-rich software plans. Fees range from $19.95 to $69.95 per month

Revenue growth drivers:

- POS network expansion
- Migration to premium plans

SaaS Fee revenue per terminal[8] increased (+9% YoY) as retailers upgraded to premium plans

NRS | Robust Scalability Powering Net Margin Expansion

Increasing profitability fueled by growth of high margin offerings

NRS' Adjusted EBITDA margin[9] increased from 1% in FY 2021 to 20% TTM



Adjusted EBITDA
(in millions)
$(5.5)
0.3
$12.1
$16.8
$17.4
2020
2021
2022
2023
Jan. 31 TTM
Fiscal years ended July 31st

net2phone

Our cloud-based, unified communications and contact center solutions help businesses succeed by interacting with their consumers with enhanced intelligence and insights



primary geo markets

A Growth Leader Pursuing Exceptional Market Opportunities

> *Frost & Sullivan regards net2phone as a leader in both innovation and growth.*[10]

$70 billion

Unified Communications as a Service (UCaaS)

Global market opportunity with CAGR of 13.4% through 2028[11]

$15 billion

Contact Center as a Service (CCaaS)

Global market opportunity with CAGR of 17.5% through 2029[12]

net2phone | Compelling Offerings

Key Features & Functionalities for Today's Business Environment

unite
(UCaaS)

Combines voice, video, and messaging into a single interface, making communications seamless for in-office, remote, or hybrid work

- Voice
- Mobile App
- Video
- Analytics
- Messaging
- Integrations



uContact
(CCaaS)

Scalable contact center platform for organizations with high interaction volumes

- Agent & Supervisor Roles
- Chatbots
- Omnichannel Interactions
- Workflows
- Auto Dialers
- Reporting

Offerings Differentiated by Market, Geography, and Channel

Focus on Small & Mid-Market Businesses

- Market fragmentation
- Lower friction towards switching costs
- Tech focused on UX

Channel Partner Centric

- Feature-rich partner portal
- Partner incentives & toolkit enhance stickiness

Distinctive Geography with Deeply Localized Offerings

- Focus on Americas
- UX customized by market / region


Latin America
USA
Canada
Europe

net2phone | Solid Growth with a CCaaS Lift

Subscription Revenue[13] & Total Seats Served[14]



Subscription revenue (in millions)
$21
$18
$15
$12
400
375
350
325
300
Seats (in thousands)
2Q23
3Q23
4Q23
1Q24
2Q24
Quarters of fiscal years ended July 31st
Subscription revenue
Seats

2Q24 YoY Growth Highlights

- **+19%** Subscription Revenue
- **+47%** CCaaS Revenue[15]
- **+15%** Total seats served

net2phone Increasing EBITDA & Margins – Now Cash Flow Positive


Adjusted EBITDA and Net Margin %
Adjusted EBITDA (in millions)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
10%
9%
8%
7%
6%
5%
4%
3%
2%
Net Margin %
2Q23
3Q23
4Q23
1Q24
2Q24
Quarters of fiscal years ended July 31st



- Achieved cash flow break-even for the first time in 2Q24, which includes $5MM quarterly spend for customer acquisitions
- On track to generate incremental cash flow as business continues to scale

net2phone | Margin Expansion

Current Drivers

- Higher ARPU CCaaS growth
- Operating leverage[16] – fixed SG&A as a % of revenue decreased from 72% in 2Q19 to 46% in 2Q24
- Lower customer churn

New Premium Plans and Add-Ons

- **Differentiated Plans** - Feature sets incorporating advanced functionalities
- **net2phone AI** - A premium feature to drive greater performance and insights
- **Global Connect -** Local replacement services beyond core markets
- **Call Center Essentials -** Call center functionalities tailored for professional offices and the small enterprise



BOSS MONEY℠

Our international remittance services enable customers in the U.S., and more recently in Canada and certain African markets, to send money to friends and family in over 50 destination countries

BOSS Money's results are reported within IDT's Fintech segment. This segment also holds other initiatives, including IDT's Gibraltar-based bank and recently launched neobank offering



Spread the happiness for $0 fee
With promo code JOY
from December 15-25, 2023*
BOSS MONEY

BOSS MONEY | A Powerful & Synergistic Omni-Channel Platform

Expansive Platform Presence

- $4 billion of principal transferred TTM
- Backed by nationwide marketing of the BOSS brand

Retail Channel - Nationwide Footprint

- 43% YoY growth in 2Q24 retail channel remittances
- Strategic ‘gateway’ - introducing underbanked consumers to BOSS ecosystem
- Agent network expanded 47% YoY in FY 2023

Direct-to-Consumer Channel - Superior UX

- 36% YoY growth in 2Q24 DTC channel remittances
- User-rated 4.8 out of 5 stars in App Store
- Over 80% of customers are repeat users


ENVÍA DINERO
A MÉXICO
MÁS DE 45,670 PUNTOS
DE PAGO EN MÉXICO Y CRECIENDO
BOSS REVOLUTION

| Strategic Platform Expansion


BOSS Money Transactions
+37% YoY
Transactions (in millions)
3.1
3.3
3.8
4.0
4.2
2Q23
3Q23
4Q23
1Q24
2Q24
Quarters of fiscal years ended July 31st

Strategically Focused Growth Engine

- **Geography:** Expanding origination beyond primary US to LATAM and Africa corridors
- **Growing retail agent network:** ~1,700 active retailers as of 2Q24
- **Extensive payout network:** Offering transfers to over 50 countries
- **Payout options:** Tailored to customer needs (including recently-launched direct to debit)
- **Efficient customer acquisition:** Through retail channel and cross-marketing to the 5 million customers in the BOSS ecosystem
- **Fortress balance sheet:** Provides ample working capital to support growth

BOSS MONEY | Robust Omni Channel Revenue Growth



BOSS Money Revenue
BOSS Money Revenue (in millions)
$17.6
$19.4
$22.3
$24.2
$25.0
2Q23
3Q23
4Q23
1Q24
2Q24
Quarters of fiscal years ended July 31st

2Q24 YoY Growth Highlights

- +42% Revenue
- +45% Retail Revenue
- +41% DTC Revenue

Traditional Communications Segment

Traditional Communications | Primary Businesses

IDT DIGITAL PAYMENTS

Cross-border value transfers through mobile-top-up and other digital prepaid offerings

$401 MM

TTM Revenue

BOSS REVOLUTION

International calling serving ~3MM customers

$291 MM

TTM Revenue

IDT global

Voice & SMS Services

Terminates & manages international voice traffic and SMS through direct connections to over 150 countries

$211 MM

TTM Revenue

Traditional Communications | Robust, Long-Tailed Cash Generation



Traditional Communications Adjusted EBITDA
-7%
Avg. Annual Decline
Over Last 2 Years
Adjusted EBITDA (in millions)
$25
$20
$15
$10
$5
$0
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Quarters of fiscal years ended July 31st

- Generated $73 million in Adjusted EBITDA TTM (2Q'24)
- Recently completed substantial cost savings program, which will be fully realized by the end of the fiscal year

IDT Consolidated

IDT | Positioned for Additional Value Creation

Consolidated Adjusted EBITDA

+29% 4 Year CAGR through FY23



Consolidated Adj. EBITDA (in millions)
$31
$47
$75
$79
$86
$83
2019
2020
2021
2022
2023
Jan. 31 TTM
Fiscal years ended July 31st

- $178 million in cash + current investments ($7.00 / share)[3]
- $0 debt[3]
- Returning value to stockholders:
  - Stock buybacks ($11.2MM TTM)
  - $0.05 quarterly dividend

IDT | Growth Segments[17] Increasing Contributions to Profitability

Adjusted EBITDA Growth
TTM vs. FY2020

+$36M Consolidated

Adjusted EBITDA Contribution
TTM vs. FY2020

+$27M Growth Segments[17]

+$9M Traditional Communications Segment



Total Adjusted EBITDA
Adjusted EBITDA (in millions)
$47
$75
$79
$86
$83
2020
2021
2022
2023
Jan. 31 TTM
Consolidated Adj. EBITDA
NRS+net2phone+Fintech
Traditional + Corporate Overhead
Fiscal years ended July 31st

IDT | The Bottom Line

- Profitable with a track record of increasing cash-flow generation
- Three fast growing, high margin, tech driven businesses pursuing large market opportunities
- Fortress balance sheet with no debt
- Commitment to returning value to shareholders through buybacks and dividends

Thank You

invest@idt.net

Footnotes

(1) TTM (Trailing Twelve Months) throughout this presentation refers to the period ended January 31, 2024.

(2) Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliation at the end of this presentation for an explanation of these terms and their respective reconciliations to the most directly comparable GAAP measure.

(3) Net cash and current investments are cash and cash equivalents plus current debt securities plus current equity investments minus total debt as of January 31, 2024. The company had no outstanding debt as of that date.

(4) NRS' recurring revenue is the aggregate of NRS Advertising & Data, Merchant Services and SaaS Fee revenues. Recurring revenue excludes the one time revenue from the sale of NRS POS terminals. Percentages of NRS recurring revenue for each vertical are percentages of aggregate NRS recurring revenue for the twelve months ended January 31, 2024.

(5) NRS' average monthly recurring revenue per terminal is calculated by dividing NRS' recurring revenue for the quarter by the average number of terminals active during the quarter, and then dividing by three.

(6) Active POS terminals and stores as of January 31, 2024.

(7) Merchant Services ARPU is calculated by dividing the Merchant Services revenue for the quarter by the average number of NRS Pay accounts during the quarter, and then dividing by three.

(8) SaaS Fee Revenue per terminal growth is calculated by dividing NRS SaaS Fee revenue for 2Q24 by the average number of terminals active during the quarter, and calculating the percentage change for the corresponding figure in 2Q23.

Footnotes, *continued*

(9) Adjusted EBITDA margin is Adjusted EBITDA divided by revenue for the trailing twelve months ended January 31, 2024 compared to fiscal year 2021.

(10) Frost & Sullivan. “Frost RadarTM: Unified Communications as a Service Market in Latin America and the Caribbean, 2022”

(11) Fortune Business Insights, “Unified Communication as a Service (UCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2021-2028”

(12) Fortune Business Insights, “Contact Center as a Service (CCaaS) Market Size, Share & COVID-19 Impact Analysis and Regional Forecast, 2022-2029”

(13) net2phone subscription revenue excludes net2phone equipment (phone) sales and revenue generated by a legacy SIP trunking offering in Brazil. Subscription revenue percentage increases are 2Q24 compared to 2Q23.

(14) Total seats served are Unified Communications as a Service (UCaaS) seats plus Contact Center as a Service (CCaaS) seats. The increase in seats served compares seats served at January 31, 2024 to January 31, 2023.

(15) CCaaS revenue is revenue generated by net2phone’s Contact Center as a Service offering. Revenue increase is 2Q24 compared to 2Q23.

(16) Operating leverage is calculated by dividing non-variable SG&A by revenue for the corresponding fiscal years.

(17) Growth segments are the aggregate of the National Retail Solutions , net2phone, and Fintech reporting segments.

Non-GAAP Reconciliation

IDT | Non-GAAP Reconciliation

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP).

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strength in its financial and operational decision making. Management also uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported Adjusted EBITDA and believes this measure is commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

IDT | Non-GAAP Reconciliation, continued

Other operating (expense) gain, net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating (expense) gain, net includes, among other items, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' class action, gains from the write-offs of a contingent consideration liabilities, and gain from the sale of state income tax credits.. From time-to-time, IDT may have gains or incur costs related to non-routine legal, tax, and other matters, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measures, which is income (loss) from operations for IDT's reportable segments and net income attributable to IDT on a consolidated basis.

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 14

Reconciling Income from Operations to Adjusted EBITDA
for NRS
(USD in thousands)

	FY 2020	FY 2021	FY 2022	FY 2023	TTM 2Q24
(Loss) income from operations	(6,132)	(252)	11,208	14,401	14,605
Depreciation and amortization	634	520	905	2,363	2,802
Severance	-	-	-	3	3
Adjusted EBITDA	(5,499)	267	12,114	16,766	17,410

Reconciling (Loss) Income from Operations to Adjusted EBITDA
for net2phone
(USD in thousands)

	2Q23	3Q23	4Q23	1Q24	2Q24
(Loss) income from operations	(575)	(377)	(746)	(7)	367
Depreciation and amortization	1,390	1,402	1,464	1,440	1,552
Severance	-	-	57	3	-
Other operating (gain) expense, net	(0)	(0)	133	(0)	(73)
Adjusted EBITDA	815	1,024	909	1,436	1,845

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 28

Reconciling Income from Operations to Adjusted EBITDA
for Traditional Communications
(USD in thousands)

	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	TTM 2Q24
Income from operations	17,579	18,022	17,263	17,008	12,924	14,093	15,406	14,618	57,042
Depreciation and amortization	2,361	2,356	2,321	2,351	2,455	2,301	2,148	2,029	8,933
Severance	-	49	100	213	145	417	522	345	1,429
Other operating expense (gain), net	33	31	11	(2)	4,128	1,751	(0)	1	5,879
Adjusted EBITDA	19,973	20,458	19,695	19,570	19,653	18,562	18,075	16,992	73,283

IDT | FINANCIALS · Non-GAAP Reconciliation – Slide 30 & 31

Reconciling Income from Operations to Adjusted EBITDA
for Reporting Segments
(USD in thousands)

	FY 2020	FY 2021	FY 2022	FY 2023	TTM 2Q24
Growth Segments					
(Loss) income from operations	(13,683)	(17,660)	(6,811)	9,113	8,483
Depreciation and amortization	5,911	7,087	8,511	10,654	11,481
Severance expense	200	-	59	60	63
Other operating expense (gain), net	638	467	(313)	(1,814)	60
Adjusted EBITDA	(6,934)	(10,105)	1,445	18,014	20,087
Traditional Communications Segment & Corporate Overhead					
Income from operations	31,629	74,634	66,900	51,631	47,037
Depreciation and amortization	14,495	10,677	9,604	9,482	8,999
Severance expense	3,303	452	57	875	1,429
Other operating expense (gain), net	4,425	(1,198)	1,139	6,228	4,981
Adjusted EBITDA	53,851	84,564	77,700	68,216	62,445
Total IDT					
Income from operations	17,946	56,974	60,089	60,744	55,520
Depreciation and amortization	20,406	17,764	18,115	20,136	20,480
Severance expense	3,503	452	116	935	1,492
Other operating expense (gain), net	5,063	(731)	826	4,415	5,041
Adjusted EBITDA	46,917	74,459	79,145	86,230	82,532